UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2019

CANCER GENETICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey	07070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CGIX	The Nasdaq Capital Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 31, 2019, Cancer Genetics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following five proposals, each of which is described in detail in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2019. The results of each matter voted upon are as follows:

Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors. All directors of the Company hold office until the next annual meeting or until their respective successors are duly elected and qualified or their earlier resignation or removal:

Name	For	Withheld	Broker Non-Votes
John Pappajohn (Chairman of the Board)	18,270,031	1,316,126	24,556,135
Raju S.K. Chaganti, Ph.D.	16,510,281	3,075,876	24,556,135
Edmund Cannon	18,296,233	1,289,924	24,556,135
Franklyn G. Prendergast, M.D., Ph.D.	18,253,946	1,332,211	24,556,135
Michael J. Welsh, M.D.	18,297,732	1,288,425	24,556,135
Geoffrey Harris	18,308,173	1,277,984	24,556,135
Howard McLeod	18,296,549	1,289,608	24,556,135

Proposal No. 2: Advisory Vote on Compensation of Named Executive Officers. The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.

For	Against	Abstain	Broker Non-Votes
15,924,273	3,533,072	128,812	24,556,135

Proposal No. 3: Advisory Vote on Frequency of Advisory Vote on Compensation of Named Executive Officers. The stockholders voted to indicate, on an advisory basis, that the preferred frequency of stockholder advisory votes on the compensation of named executive officers is every 1 year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
19,064,078	82,287	246,218	193,574	24,556,135

Proposal No. 4: Approval of Issuance of Common Stock. The stockholders voted to approve and ratify, for purposes of Nasdaq Rule 5635(d), the potential issuance of shares of common stock equal to 20% or more of the Company’s pre-transaction outstanding common stock upon conversion of the outstanding balance (including interest thereon) of the Credit Agreement, dated September 18, 2018, between NovellusDx Ltd. and the Company.

For	Against	Abstain	Broker Non-Votes
18,625,452	792,873	167,832	24,556,135

Proposal No. 5: Approval of Amendment to Certificate of Incorporation to Effect Reverse Stock Split. The stockholders voted to approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of common stock, at a ratio in the range from 5-for-1 to 30-for-1, with such specific ratio to be determined by the Company’s board of directors following the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
35,166,508	8,465,059	510,725	-

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

	By:	/s/ John A. Roberts
	Name:	John A. Roberts
	Title:	Chief Executive Officer

Date: June 3, 2019

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